Investments	12 Months Ended
Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Investments [Text Block]
Investments
Equity Method Investment
During the fourth quarter of 2012, the Company purchased certain equity securities of Transactis, Inc. ("Transactis"), a privately held company, representing a 15.5% ownership interest for $7.0 in cash. The Company accounts for this investment using the equity method (See Note 2) due to its ability to influence operating and financial matters of Transactis through its representation on the Transactis board of directors and certain rights under the terms of the stock purchase agreement. The assets, liabilities and results of operations were not significant to the Company's financial position or results of operations in 2012.
Marketable Securities
The Company's marketable securities are classified as available-for-sale and are reported at their fair values, which are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Balance at December 31, 2012:
Corporate equity securities	$0.1	$—	$—	$0.1
Balance at December 31, 2011:
United States treasury securities	$56.5	$0.1	$—	$56.6
Corporate equity securities	0.1	—	—	0.1

The Company purchased United States treasury securities, which were to mature in 2014, during the fourth quarter of 2011. During 2012, the Company sold its United States treasury securities for $56.3 in cash and recognized a loss of $0.2, which is included in other (expense) income, net in the accompanying consolidated statements of operations. During 2011, the Company sold certain corporate equity securities for $13.4 in cash and recognized a gain of $13.2, which is included in other (expense) income, net in the accompanying consolidated statements of operations.